EXHIBIT 99.2

1Q20 Results Conference Call Investor Presentation

SAFE - HARBOR STATEMENT 2 | Investor Presentation Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information . Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy or completeness of such information . Forecasts are particularly likely to be inaccurate, especially over long periods of time . We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : ( i ) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief and Economic Security Act ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . . This presentation contains non - GAAP financial information . We believe that certain non - GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods . We believe that these non - GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non - operational items that impact the overall comparability . Non - GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP . Please see our earnings release dated May 8 , 2020 for a reconciliation of certain non - GAAP measures presented in this presentation .

PERFORMANCE OVERVIEW

COVID - 19 BUSINESS RESPONSE We Continue To Monitor The Potential Impact of The Pandemic On Our Business 4 | Investor Presentation Employee Health & Safety Liquidity Profile Business Continuity > The company remains in full compliance with all debt covenants > The company received a Payroll Protection Plan loan in April > This loan was necessary due to protect our employees and business due to the uncertainty of the impact to our workforce; ability to maintain production at our plants; customer demand; global supply chain response > Our business is considered critical and essential infrastructure by the U.S. Department of Homeland Security > All facilities are considered essential businesses; are currently open and operating > Should it become necessary, we are prepared to enact a business continuity plan to ensure the continued production, sale and shipment of products to customers > We are closely monitoring the potential impact of the novel coronavirus (COVID - 19) on our operations, customers and supply chain > We have adopted all necessary and appropriate virus prevention protocols consistent with the recommendations provided by the U.S Centers for Disease Control and Prevention

1Q20 EXECUTIVE SUMMARY

1. Net Income increased $2.0 million y/y to $1.0 million

> Earnings per share of $0.06 in 1Q20 vs. ($0.07) in 1Q19

2. Total Revenue + 17% y/y to $48.6 million: Improved Demand From Wind, Mining and Gas Turbine Markets

> Wind industry sales increased by more than $9.2 million on a y/y basis; wind tower sections sold +66% y/y to highest level since 1Q17

3. Significant Margin Expansion: Gross Margin +420 bps y/y; Operating Margin +470 bps y/y

> Benefit from improved plant utilization and operating efficiencies

4. Total Adjusted EBITDA +$1.9 million y/y to $3.6 million

> TTM Adjusted EBITDA of $9.1 million vs. $2.3 million in prior-year TTM period

5. Total backlog +57% y/y to $127.4 million: Growth in Heavy Fabrications and Industrial Solutions

> Total Heavy Fabrications backlog +83% y/y; driven by Wind Tower and Industrial Fabrication product lines

6. Total orders +41% y/y to $33.8 million: Customer and End-Market Diversification Continues

> Gearing Segment orders +$5.3 million y/y to $12.4 million; Heavy Fabrications Orders +$3.0 million y/y to $15.5 million; Added major global wind-turbine OEM to customer list in Mar-20

5 | Investor Presentation

6 | Investor Presentation 10. Total cash and availability of $19 million as of 3/31/20 > Continued focus on disciplined working capital management 11. Withdrawing Full - Year 2020 Financial Guidance 8. Gearing revenue (38%) y/y: Customer Deliveries Pushed to 2H:20 Given COVID - 19 Impact > Broad - based softness; realigned cost structure given current demand environment 9. Industrial Solutions revenue +21% y/y: Growth Through Diversification > Improve y/y growth supported mainly by strong demand from the natural gas turbine market 11. Withdrawing Full - Year 2020 Financial Guidance issued in February > Given current market uncertainty related to COVID - 19 we have chosen to withdraw guidance at this time > Growing macroeconomic and operational uncertainty 1Q20 EXECUTIVE SUMMARY (Continued) 7. Heavy Fabrications revenue +36% y/y: Acceleration In Wind Tower Section Demand and Diversification > Tower plants operating at 76% of nameplate capacity

KEY FINANCIAL DATA Y/Y Growth In Revenue, Gross Profit, Adjusted EBITDA and EPS 7 | Investor Presentation Total Revenue ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) Earnings Per Share > Generated net income of $1.0MM or $0.06 per share in 1Q20 – 1 st profitable quarter since 2017 Return To Profitability > Gross margin and operating margin of 12.7% and 3.5%, respectively Positive Margin Trend Broad - Based Revenue Growth $41.7 $48.6 $137.1 $185.2 1Q19 1Q20 TTM 1Q19 TTM 1Q20 > Increased demand for wind towers, together with increased mining and gas turbine activity, more than offset weakness in Gearing $3.5 $6.2 $6.7 $18.0 1Q19 1Q20 TTM 1Q19 TTM 1Q20 $1.7 $3.6 $2.3 $9.1 1Q19 1Q20 TTM 1Q19 TTM 1Q20 ($0.07) $0.06 ($1.31) ($0.15) 1Q19 1Q20 TTM 1Q19 TTM 1Q20

HEAVY FABRICATIONS SEGMENT Approximately 80% of Full - Year 2020 Tower Production Capacity in Backlog as of May 2020 8 | Investor Presentation Revenue ($MM) Adjusted EBITDA ($MM) Orders ($MM) Backlog ($MM) Increased Tower Demand $28.3 $38.4 $84.8 $138.8 1Q19 1Q20 TTM 1Q19 TTM 1Q20 > Wind towers demand driving plant utilization levels of ~75% $12.5 $15.5 $31.3 $182.7 1Q19 1Q20 TTM 1Q19 TTM 1Q20 $53.3 $120.3 $97.4 1Q19 4Q19 1Q20 3/31/19 12/31/19 3/31/20 $1.1 $4.5 $2.7 $10.2 1Q19 1Q20 TTM 1Q19 TTM 1Q20 Broad - Based Demand > $8.5MM of orders in Industrial Fabrications Positive Segment Outlook > Order and backlog both increased materially on a y/y basis > Operating leverage driving EBITDA growth

HEAVY FABRICATIONS SEGMENT

PTC-Driven Demand For Tower Sections

Total Tower Sections Sold

(Number of Sections)



Flat y/y
201
201
+84% y/y
132
243
+372% y/y
64
302
+66% y/y
188
312
2Q18
2Q19
3Q18
3Q19
4Q18
4Q19
1Q19
1Q20

Note: In December 2019, the United States production tax credit for renewable wind projects was extended for one-year, pursuant to a year-end 2019 appropriations bill, from January 1, 2020 to January 1, 2021. As a result of the new legislation, the PTC will subsidize wind projects commenced as late as 2020 and completed by 2024, or later, if continuous construction can be demonstrated. The extension of the PTC is expected to result in a material, near-term increase in wind tower orders during calendar 2020, as producers seek to capture the ratable economic benefit associated with the PTC extension.

9 | Investor Presentation

GEARING SEGMENT Outlook weakening following COVID - 19; Customer Activity Shifts From 1H20 to 2H20 10 | Investor Presentation Revenue ($MM) Adjusted EBITDA ($MM) Orders ($MM) Backlog ($MM) Impacted by COVID - 19 $10.0 $6.2 $39.6 $31.1 1Q19 1Q20 TTM 1Q19 TTM 1Q20 $7.1 $12.4 $33.3 $30.7 1Q19 1Q20 TTM 1Q19 TTM 1Q20 $20.7 $14.3 $20.5 1Q19 4Q19 1Q20 3/31/19 12/31/19 3/31/20 > Customer activity dampened by pandemic; purchasing activity pushed to 2H20 $2.0 $0.3 $4.5 $3.9 1Q19 1Q20 TTM 1Q19 TTM 1Q20 Strong Pre - COVID - 19 orders > First y/y improvement since 4Q18 Segment Outlook > Near - term outlook impacted by COVID - 19; LT fundamentals remain intact; focused on expense reductions to right - size cost structure with current demand environment

INDUSTRIAL SOLUTIONS SEGMENT Revenue Diversification Story Continues To Make Progress 11 | Investor Presentation Revenue ($MM) Adjusted EBITDA ($MM) Orders ($MM) Backlog ($MM) Positive KPI Trend $3.3 $4.0 $12.8 $15.4 1Q19 1Q20 TTM 1Q19 TTM 1Q20 ($0.2) $0.3 ($1.4) $0.9 1Q19 1Q20 TTM 1Q19 TTM 1Q20 $7.1 $7.7 $9.5 1Q19 4Q19 1Q20 3/31/19 12/31/19 3/31/20 > y/y improvement in 1Q20 and TTM Revenue, Adjusted EBITDA and Orders Diversification Progress > Components to support New Gas Turbine installations up more than double y/y Realization of Efficiencies > Cost reduction efforts over the last 12 months have contributed to improved margin realization $4.4 $5.9 $14.4 $17.9 1Q19 1Q20 TTM 1Q19 TTM 1Q20

BALANCE SHEET UPDATE Improved Operational Performance / Working Capital Initiatives Bolstering Liquidity 12 | Investor Presentation Total Cash and Availability on Credit Facility ($MM) Operating Working Capital as a % of Sales (1) (1) Operating working capital divided by T3M sales annualized 12% 10% 14% 5% 11% 13% 3% 3% 5% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 $9.9 $9.7 $6.0 $11.5 $7.6 $8.1 $19.2 $19.0 $19.0 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20

MANAGEMENT OUTLOOK

DEMAND OUTLOOK BY END - MARKET Customer Guidance Drives Our Outlook 14 | Investor Presentation > TTM Revenue > 68% > Sector Outlook > Positive > Customer Feedback > Near to medium term strength > > Some project delays due to COVID - 19 > TTM Revenue > 6% > Sector Outlook > Positive/Neutral > Customer Feedback > Manitowoc deep water port and manufacturing competencies strategic advantages > Focused on Material Handling > TTM Revenue > 8% > Sector Outlook > Positive > Customer Feedback > Primary customer regaining share in the near term > TTM Revenue > 10% > Sector Outlook > Neutral > Customer Feedback > Strong Q1 orders, some weakening in Q2 > TTM Revenue > 6% > Sector Outlook > Negative > Customer Feedback > Customers deferring purchases > Frac fleets / North America capex declining rapidly > TTM Revenue > 2% > Sector Outlook > Negative > Customer Feedback > Infrastructure bill would be meaningful Wind Sector Industrial/Other Sector Power Generation Sector Mining Sector Oil & Gas Sector Construction Sector

U.S. WIND SECTOR FORECAST

Onshore Ramp Occurring; Offshore Ramp Beginning In 2023

Onshore Update

- Near term uncertainties arising from COVID-19

Offshore Update

- U.S. adding 19 GW of off-shore capacity by 2028 – flat vs. prior forecast
- Continue to see 2023 as a significant year for U.S. offshore installations

U.S. Wind Power Onshore and Offshore Capacity Installations

(Annual On-Shore GW Installed)(1)


8.0
10.2
14.7
12.8
6.2
6.6
9.1
5.8
6.6
8.4
8.3
CY18
CY19
CY20 E
CY21 E
CY22 E
CY23 E
CY24 E
CY25 E
CY26 E
CY27 E
CY28 E
United States Onshore Wind Energy (GW)
United States Offshore Wind Energy (GW)

Source: Wood MacKenzie 1Q20 Wind Sector Outlook; wind values include new build and repowering

15 | Investor Presentation

KEY INITIATIVES BY SEGMENT Positioned For Profitable Growth 16 | Investor Presentation > Sell remaining ’20 tower capacity and expand tower and repowering customer base > Add production capabilities and complete key systems upgrades to maximize profitability > Develop offshore tower market strategy > Grow Industrial Fabrication product line customer base > Strengthen engineering and supply chain organization to support evolving tower market > Take continuous improvement actions to ensure "zero defect" quality ratings Heavy Fabrications Segment Continued growth in both wind and non - wind markets > Accelerate end - market diversification beyond oil/gas gearing market > Strengthen engineering and sales resources > Grow custom gearbox business; expand repair business geographically > Leverage recently completed systems initiatives to maximize profitability Gearing Segment Focused on Gearbox market share growth, increase weighting in less cyclical end - markets > Continue core focus on NGT and aftermarket, while expanding customer base > Pursue solar energy installation market; a large, untapped opportunity > Leverage BWEN engineering and business development resources Industrial Solutions Segment Heavily focused on revenue diversification within gas turbines and growth in solar market

INVESTMENT THESIS Diversified Precision Manufacturer Serving Clean Tech and Industrial Applications 17 | Investor Presentation 1. Leading precision manufacturer with a multi - industry focus > Heritage is in the renewable sector (e.g. Wind); future includes mining, oil/gas, power gen, material handling construction, ind ustrial 2. Multi - year revenue diversification initiative gaining momentum > Annual revenue outside the wind sector is approaching $65 million, customer concentration improving 3. Total backlog +57% y/y to $127.4 MM, while order growth remains strong across key end - markets > Plant utilization dramatically improving; margins expected to expand; diverse revenue has increased by nearly 3x since 2016 4. Extension of PTC and preliminary trade case findings provide major catalyst for Heavy Fabrications > Demand for renewable energy driven by government incentives and corporate ESG initiatives 5. Clean tech play positioned for profitable growth > Base wind business remains strong; offshore wind remains a key growth opportunity

APPENDIX

EXHIBIT A
Orders, Revenues and Operating Income (Loss) By Segment

	Three Months Ended March 31, 2020		Three Months Ended March 31, 2019	
ORDERS:				
Heavy Fabrications	$	15,514	$	12,510
Gearing		12,421		7,135
Industrial Solutions		5,874		4,361
Total orders	$	33,809	$	24,006
REVENUES:				
Heavy Fabrications	$	38,368	$	28,294
Gearing		6,227		10,027
Industrial Solutions		4,039		3,339
Corporate and Other		-		-
Total revenues	$	48,634	$	41,660
OPERATING PROFIT/(LOSS):				
Heavy Fabrications	$	3,541	$	(222)
Gearing		(261)		1,387
Industrial Solutions		192		(285)
Corporate and Other		(1,792)		(1,374)
Total operating profit/(loss)	$	1,680	$	(494)

19 | Investor Presentation

EXHIBIT B

GAAP to Non-GAAP Consolidated Adjusted EBITDA Reconciliation

Consolidated	Three Months Ended March 31,	
	2020	2019
Net Income/(Loss)...	$ 953	$ (1,042)
Interest Expense...	673	536
Income Tax Provision...	52	11
Depreciation and Amortization...	1,612	1,761
Share-based Compensation and Other Stock Payments.........	315	437
Restructuring Costs...	-	12
Adjusted EBITDA (Non-GAAP)...........................	$ 3,605	$ 1,715

20 | Investor Presentation

EXHIBIT C

GAAP to Non-GAAP Adjusted EBITDA Reconciliation By Segment

Heavy Fabrications Segment	Three Months Ended March 31, 2020	Three Months Ended March 31, 2019
Net Income/(Loss)	$ 2,698	$ (235)
Interest Expense	105	66
Income Tax Provision/(Benefit)	738	(53)
Depreciation	964	1,095
Share-based Compensation and Other Stock Payments	42	165
Restructuring Expense	-	12
Adjusted EBITDA (Non-GAAP)	$ 4,547	$ 1,050

Gearing Segment	Three Months Ended March 31, 2020	Three Months Ended March 31, 2019
Net (Loss)/Income	$ (314)	$ 1,300
Interest Expense	50	83
Income Tax Provision	4	4
Depreciation and Amortization	512	482
Share-based Compensation and Other Stock Payments	15	92
Adjusted EBITDA (Non-GAAP)	$ 267	$ 1,961

21 | Investor Presentation

EXHIBIT C (Continued)
GAAP to Non-GAAP Adjusted EBITDA Reconciliation By Segment

Industrial Solutions	Three Months Ended March 31,	
	2020	2019
Net Income/(Loss)	$ 159	$ (215)
Interest Expense	1	1
Income Tax Provision/(Benefit)	31	(72)
Depreciation and Amortization	104	122
Share-based Compensation and Other Stock Payments	19	13
Adjusted EBITDA (Non-GAAP)	$ 314	$ (151)

Corporate and Other	Three Months Ended March 31,	
	2020	2019
Loss from continuing operations	$ (1,590)	$ (1,892)
Interest Expense	517	386
Income Tax (Benefit)/Provision	(721)	132
Depreciation and Amortization	32	62
Share-based Compensation and Other Stock Payments	239	167
Adjusted EBITDA (Non-GAAP)	$ (1,523)	$ (1,145)

22 | Investor Presentation

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